© Fifth Third Bank | All Rights Reserved BancAnalysts Association of Boston Conference Tayfun Tuzun Executive Vice President & Chief Financial Officer November 3, 2016 Exhibit 99.1

© Fifth Third Bancorp | All Rights Reserved
The banking industry continues to evolve
A low interest
rate environment
and
tightening
credit spreads
pose a challenge
to profitability
Technology is
transforming the
way people bank
and the way the
business of banking
is conducted
Fifth Third is taking steps to capitalize on opportunities
The
banking
sector
is
continuing
to
undergo
a
significant
transformation.
This poses both challenges and opportunities for Fifth Third.
Credit cycle
continues to
lengthen, partially
due to unique
global economic
circumstances

© Fifth Third Bancorp | All Rights Reserved
1,507
1,543
1,564
1,592
1,649
1,675
1,685
2.56
2.23
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
•
Commercial loan spreads for the industry overall continue to tighten
•
Fifth
Third’s
NIM
is
stabilizing
and
our
loan
yields
have
outperformed
peers
•
Focused on more profitable relationships at appropriate spreads
•
Driving increased fee revenues and introducing new products
Robust growth in corporate banking business
Emphasis on growing our credit card portfolio
Low rates continue to pressure profitability
Fifth Third margins are
stabilizing
Industry loan spreads continue
to tighten as balances are
growing
As a result of our focus on
profitability, our loan yields
have outperformed peers
Note: Peer Median includes BBT, CFG, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, and ZION; Company filings.
1
Source: Spreads -
Federal Reserve E.2 Survey of Terms of Business Lending, all C&I loans, 4Q moving average; Balances -
Federal
Reserve H.8 C&I balances for all domestic commercial banks, seasonally adjusted.
2
Source: FFIEC Net Interest Margins for all U.S. Banks
3
Non-GAAP measure: see Reg
G reconciliation on page 19 of this presentation.
Banking industry loan spreads and balances
Net Interest Margin (%)
3
Cumulative change
FITB: +10 bps
Peers: +4 bps
0.00%
0.10%
-0.01%
0.01%
-0.04%
0.13%
-0.05%
0.00%
4Q15
1Q16
2Q16
3Q16
Q-Q change in loan yields since the
4Q15 Fed funds rate hike
C&I Balances ($B)
C&I Spreads (%)
FITB (FTE)
Impact of Deposit Advance
Industry
FITB
Peer Median
2.90
2.89
2.85
2.91
2.88
2.88
2.86
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
1

© Fifth Third Bancorp | All Rights Reserved
0.7%
0.9%
1.1%
3Q15
4Q15
1Q16
2Q16
3Q16
Growth is coming at the expense of returns
•
U.S. economy is growing slowly, with a corporate profit recession
•
Fed H8 indicating a deceleration with first monthly C&I decline in 5 years
•
Fifth Third is focused primarily on:
Organic growth
Re-positioning the portfolio
Deliberately exiting less profitable relationships
Loan growth is resulting in
lower returns across the
banking sector
Focusing on appropriate risk /
return profile
Continuing focus on non-credit
related income
Corporate Banking Fee Growth ($MM)
7% CAGR
ROE
ROA
Note: Peer Median includes BBT, CFG, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, and ZION; SNL Financial on a core basis.
Industry source: Federal Financial Institutions Examination Council for all U.S. banks, October 31, 2016
1
Non-GAAP measure: see Reg
G reconciliation on page 19 of this presentation
7%
8%
9%
10%
11,877
11,670
11,283
10,887
10,508
3Q15
4Q15
1Q16
2Q16
3Q16
Auto Loan Balances HFI ($MM)
53,137
53,327
53,272
54,258
53,852
3Q15
4Q15
1Q16
2Q16
3Q16
Commercial Loan Balances HFI ($MM)
104
104
102
117
111
3Q15
4Q15
1Q16
2Q16
3Q16
FITB Core
Peer Median
Industry
1

FIFTH THIRD BANCORP

1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14

© Fifth Third Bancorp | All Rights Reserved
-1.5%
-0.5%
0.5%
1.5%
2.5%
3.5%
FITB
BBT
PNC
HBAN
MTB
RF
USB
STI
ZION
KEY
CMA
Credit quality remains stable
Charge-off rates remain low,
with quarterly variability
Decrease in
criticized assets
Declining nonperforming asset
levels
•
Third longest economic recovery since the 1960s
•
Credit metrics across industry remain at post-recession lows
•
Our criticized assets continue to decline, now lowest level since 3Q07
•
NPAs have stabilized and have improved
•
Growing loans that meet return hurdles while maintaining credit discipline
•
Maintaining stringent underwriting standards for CRE client selection
Change in commercial
criticized asset ratio
from 2Q14 to 2Q16
2Q16 to 3Q16
Primarily driven
by
energy-related NPAs
0.88%
0.82%
0.76%
0.67%
0.65%
0.70%
0.88%
0.86%
0.75%
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
Nonperforming asset ratio
Net charge-off ratio
Consumer
Commercial

© Fifth Third Bancorp | All Rights Reserved
•
Investments in IT infrastructure and
back-office functions
•
Branch consolidation and digitization
•
Mobile and digital enhancements
•
Partnering with GreenSky
•
Joined Zelle P2P mobile network
Capitalizing on technology changes
Decrease in branch network
Deposit channel trends
Branch count to be down ~12% from
announced consolidations
Technology & Communication expense ($MM)
Digital transactions exceed in-
person transactions
Branch transactions make up less than half of
all transactions (as of 3Q16)
Investments in IT have
increased
Branch, 39%
ATM, 28%
Internet, 14%
Mobile, 18%
Other, 1%
56
59
56
60
62
3Q15
4Q15
1Q16
2Q16
3Q16
95%
14%
-17%
Mobile
ATM
Branch
Change from 3Q16 to 3Q14
Consumers continue to increase the percentage
of deposits via digital channels
3Q15
4Q15
1Q16
2Q16
3Q16
Banking Centers
3Q16 announced

© Fifth Third Bancorp | All Rights Reserved
All returns are shown on a trailing 4 quarter basis, ending 3Q16.
1
Forward-looking Non-GAAP measure: see cautionary statement on page 9 of the presentation and page 33 of the 3Q16 earnings release for use of certain forward-looking non-GAAP measures
2
Share price as of 10/25/16; Tangible Book Value per share as of 3Q16, per SNL Financial
3
Core ROTCE, or core return on average common equity, is a non-GAAP measure. All peer core net income available to common shareholders figures per SNL Financial, last four quarters ended 3Q16; For Fifth Third Core ROTCE, see page 19, which also includes a Reg
G Non-GAAP reconciliation.
4
Peers include BBT, CFG, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, and ZION
Focused on enhancing profitability through
the cycle
•
Project North Star expected to help us achieve our long-term financial targets of 12 –
14% ROTCE and 1.1 –
1.3% ROA
•
North Star is in addition to actions we had already planned
•
Targeting positive operating leverage in 2017
Current Path to 2019 ROTCE
targets
Achieving our North Star targets should help
increase our valuation
Project North Star
Long Term Target
(12-14%)
FITB
3Q16
ROTCE
(LTM ending 3Q16)
P/TBV
1.54x implied
P/TBV
1.78x implied
P/TBV
Base
Improvements
~45%
Balance
Sheet
Optimization
~15%
~$800MM pre-tax income improvement
contribution
Peers
4
R² = 0.883
0.70x
0.80x
0.90x
1.00x
1.10x
1.20x
1.30x
1.40x
1.50x
1.60x
1.70x
1.80x
1.90x
2.00x
2.10x
2.20x
2.30x
2.40x
6%
8%
10%
12%
14%
16%
18%
20%
Enhanced
Fee
Revenue
~20%
Expense
Reductions
~20%
2
1
3

© Fifth Third Bancorp | All Rights Reserved
We are investing
prudently to grow
within risk appetite
We are committed to
improving profitability
and driving attractive
returns through cycles
We are well-positioned
to address market
volatility and
economic uncertainty
In summary
Will create additional
shareholder value
Profitability
Growth
Stability

© Fifth Third Bancorp | All Rights Reserved
Cautionary statement
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-
looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth
Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel;
(17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv,
LLC; (21) loss of income from any sale or potential sale of businesses; (22) difficulties in separating the operations of any branches or other assets divested; (23) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (24) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (25) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (26) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain Non-GAAP measures in connection with this presentation in order to facilitate comparability with the
Bancorp’s historical performance and financial condition as reflected in these Non-GAAP measures. Such forward-looking Non-GAAP measures include return on tangible common equity; net interest margin (FTE); net interest income (FTE); and noninterest income, excluding certain transactions and adjustments related to the
Bancorp’s investment in Vantiv, Visa total return swap, and branch sales, closures and consolidations. Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these Non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict. As a result, the Bancorp has not provided reconciliations of its forward-looking Non-GAAP measures.

10 © Fifth Third Bancorp | All Rights Reserved Appendix

© Fifth Third Bancorp | All Rights Reserved
•
NII increased $5MM sequentially while NIM
remained stable at 2.88%
1
•
Reported noninterest income up 40% sequentially
primarily driven by Vantiv
TRA-related items
•
Stable underlying fee revenue
•
Adjusted
1
: down 1% sequentially primarily due to the
change in MSR valuation adjustments
•
Tightly controlled operating expenses
•
Reported noninterest expenses down $10 million
sequentially
•
Adjusted
1
expenses down 1% sequentially
•
Strategic investments on-track
•
Overall credit conditions benign and in-line with
expectations
Third Quarter 2016
Highlights
Earnings Per
Share
Reported $0.65
Included $0.22 net positive impact
from certain items
2
Net Income to
Common
$501 million
LCR
115%
1
Non-GAAP measure: see Reg
G reconciliation on page 19 of this presentation and use of non-GAAP measures on page 33 of the 3Q16 earnings release
2
See page 12 of this presentation for impact of certain items

FIFTH THIRD BANCORP

($ in millions)	3Q16	Seq. Δ	YOY Δ
Average Balances			
Total loans & leases[1]	**$93,511**	**-**	**-**
Core deposits	**$98,875**	**-**	**-**
Income Statement Data			
Net interest income	$907	1%	1%
Taxable equivalent adjustment	6	-	20%
Net interest income (taxable equivalent)[2]	913	1%	1%
Provision for loan and lease losses	80	(12%)	(49%)
Noninterest income	840	40%	18%
Noninterest expense	973	(1%)	3%
Net income attributable to Bancorp	**$516**	**55%**	**35%**
Net income available to common shareholders	**$501**	**62%**	**37%**
Financial Ratios			
Earnings per share, diluted	**0.65**	**63%**	**44%**
Net interest margin (FTE)[2]	**2.88%**	**-**	**(1bp)**
Efficiency ratio (FTE)[2]	**55.5%**	**(980bps)**	**(270bps)**
Return on average assets	**1.44%**	**50bps**	**37bps**
Return on average common equity	**12.8%**	**460bps**	**280bps**
Return on average tangible common equity[2]	**15.2%**	**550bps**	**320bps**
Tangible book value per share[2]	**$ 17.22**	**2%**	**13%**

© Fifth Third Bancorp | All Rights Reserved
3Q16 in review
1
Excludes loans held-for-sale
2
Non-GAAP measure: see Reg
G reconciliation on pages 18 and 19 of this presentation and use of non-GAAP measures on page 33 of the 3Q16 earnings release
Significant pre-tax items in 3Q16 results
($0.22 net positive after-tax EPS impact):
—
$280MM pre-tax (~$182MM after-tax) gain
from the termination and settlement of gross
cash flows from Vantiv TRA
—
$28MM pre-tax (~$18MM after-tax) non-cash
impairment charge related to previously
announced changes to the branch network
—
$12MM pre-tax (~$8MM after-tax) charge
related to the Visa total return swap
—
$11MM pre-tax (~$7MM after-tax) gain on the
sale of a non-branch facility
—
$9MM pre-tax (~$6MM after-tax) charge from
the transfer of certain nonconforming
investments affected by the Volcker Rule to
held-for-sale
—
$8MM beneficial tax impact in connection
with certain commercial lease terminations
Core businesses showed solid results given
challenging market conditions
—
Mortgage origination volumes up 7% QoQ
Credit trends
—
NCO ratio of 45 bps; up 8
bps sequentially
—
NPA ratio of 75 bps; down 11 bps
sequentially

FIFTH THIRD BANCORP

PPNR Trend ($MM)

$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$563
$576
$516
$539
$543
3Q15
4Q15
1Q16
2Q16
3Q16
Adjusted PPNR
Reported PPNR

($ in millions)	3Q15	4Q15	1Q16	2Q16	3Q16
Net interest income (FTE)	$906	$904	$909	$908	$913
Add: Noninterest income	713	1,104	637	599	840
Less: Noninterest expense	943	963	986	983	973
Pre-provision net revenue (FTE)	$676	$1,045	$560	$524	$780
Adjustments to remove (benefit) / detriment[2]:					
In noninterest income:					
Gain on sale of Vantiv shares	-	(331)	-	-	-
Gain on Vantiv warrant actions	-	(89)	-	-	-
Vantiv TRA-related transactions	-	(49)	-	-	(280)
Gain from the sale of a non-branch facility	-	-	-	-	(11)
Branch / land impairment charge	-	-	-	-	28
Valuation of 2009 Visa total return swap	8	10	(1)	50	12
Transfer of certain investments under Volcker to HFS	-	-	-	-	9
Vantiv warrant valuation	(130)	(21)	(47)	(19)	2
Gain on sale of certain branches	-	-	(8)	(11)	-
Gain on sale of the agented bankcard loan portfolio	-	-	-	(11)	-
Securities (gains) / losses	-	(1)	(3)	(6)	(4)
In noninterest expense:					
Contribution to Fifth Third Foundation	-	10	-	-	3
Severance expense	3	2	15	3	4
Retirement eligibility changes	-	-	-	9	-
Executive Retirements	6	-	-	-	-
Adjusted PPNR	$563	$576	$516	$539	$543

-
-

Efficiency Ratio

58.2%
62.5%
48.0%
62.2%
63.8%
65.3%
65.3%
64.3%
55.5%
64.0%
3Q15
4Q15
1Q16
2Q16
3Q16
Efficiency Ratio
Adjusted Efficiency Ratio

© Fifth Third Bancorp | All Rights Reserved
Pre-tax pre-provision earnings and efficiency
ratio trend
1
1
Non-GAAP measures: see Reg
G reconciliation on page 19 of this presentation and use of non-GAAP measures on page 33 of the 3Q16 earnings release
2
Prior quarters include similar adjustments.
Adjusted PPNR up 1% sequentially
–
Due to increases in net interest income and
service charges on deposits
Adjusted PPNR down 4% YoY
–
Driven by personnel expenses and changes in
net MSR valuation adjustments
PPNR reconciliation

© Fifth Third Bancorp | All Rights Reserved
$250
$500
$500
$500
$1,100
$2,312
$0
$500
$1,000
$1,500
$2,000
$2,500
2016
2017
2018
2019
2020
2021 on
1
Available and contingent borrowing capacity (3Q16):
–
FHLB ~$11.5B available, ~$14.9B total
–
Federal Reserve ~$25.5B
Holding Company:
Bancorp LCR of 115% at 9/30/16
Holding Company cash at 9/30/16: $2.3B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~20 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
Bank Entity:
No long-term debt maturities in 3Q16. During the quarter the Bank delivered notice of redemption of $1.75B of senior notes to be redeemed on 10/19/16. These notes had an original maturity date of
11/18/16
Also during the quarter the Bank issued $1.0B of 3-year senior debt in two tranches -
$750MM fixed and $250MM of floating rate securities
2016 Funding Plans:
As of 9/30/16, Fifth Third has completed the refinancing of all 2016 debt maturities and believes these actions are sufficient to satisfy Moody’s
Loss Given Failure (LGF) methodology
Holding company unsecured
debt maturities ($MM)
Bank unsecured debt maturities
($MM –
excl. Retail Brokered & Institutional CDs)
Heavily core funded as of 9/30/16
Strong liquidity profile
S-T
wholesale
4%
1
Represents remaining debt maturities in 2016
1
Demand
25%
Interest
checking
17%
Savings/
MMDA
24%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
2%
Other
liabilities
3%
Equity
12%
L-T debt
12%
$1,750
$650
$1,850
$2,600
$2,850
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2016
2017
2018
2019
2020
2021 On
Fifth Third Bank
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

FIFTH THIRD BANCORP

$127.2B: $71.2B Fixed, $56.0B Floating

© Fifth Third Bancorp | All Rights Reserved
35%
46%
19%
Balance sheet positioning
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Loans
1
Note: All data as of 9/30/16
1
Includes HFS Loans & Leases
2
Fifth Third had $4.48BN 1ML receive-fix swaps outstanding against C&I loans, which are now being included in fixed
3
Fifth Third had $3.46BN 3ML receive-fix swaps outstanding against long term debt, which are now being included in floating
•
Fixed: $14.3B
1, 2
•
Float: $43.3B
1, 2
•
1ML based: 61%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
6ML based:
1% (of total commercial)
•
Prime based: 5% (of total commercial)
•
Weighted Avg. Life: 1.78 years
•
48% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.18%
•
Duration: 4 years
•
Net unrealized pre-tax gain: $1.2B
•
98% AFS
•
Fixed:
$26.5B
1
•
Float:
$10.2B
1
•
12ML based: 4%  (of total consumer)
•
Prime based: 24% (of total consumer)
•
Weighted Avg. Life: 3.32 years
•
Avg. duration of Auto book: 1.30 years
Long Term
Debt
3
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
75% Fix  /  25% Float
C&I
20% Fix  /  80% Float
Commercial
Mortgage
24% Fix  /  76% Float
4% Fix  /  96% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi Mtg &
Construction
90% Fix  /  10% Float
Auto
100% Fix  /  0% Float
10% Fix  /  90% Float
Home Equity
30% Fix  /  70% Float
Credit Card
100% Fix  /  0% Float
Other
•
Fixed:
$11.8B
3
•
Float:
$5.1B
3
•
1ML based: <1% (of total long term debt)
•
3ML based: 30%  (of total long term debt)
•
Weighted Avg. Life: 4.59 years
Senior Debt
30% Fix  /  70% Float
Sub Debt
94% Fix  /  6% Float
96% Fix  /  4% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
21%
28%
2%
6%
43%
65%
25%
8%
1%
<1%
74%
12%
7%
7%

FIFTH THIRD BANCORP

ESTIMATED NII SENSITIVITY PROFILE				
	Percent Change in NII (FTE)		ALCO Policy Limits	
Change in Interest Rates	12 Months	13 to 24 Months	12 Months	13 to 24 Months
+200 bps Ramp	3.42%	11.02%	(4.00%)	(6.00%)
+100 bps Ramp	1.89%	6.67%	-	-
-50 bps Shock	(5.21%)	(7.92%)	-	-

ESTIMATED EVE SENSITIVITY PROFILE		
Change in Interest Rates (bps)	Change in EVE	ALCO Policy Limit
+200 bps Shock	(1.56%)	(12.00%)
+100 bps Shock	0.10%	
+25 bps Shock	0.24%	
-50 bps Shock	(1.34%)	

ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES				
	Percent Change in NII (FTE)			
	$1B Balance Decrease		$1B Balance Increase	
Change in Interest Rates	12 Months	13 to 24 Months	12 Months	13 to 24 Months
+200 bps Ramp	3.14%	10.47%	3.69%	11.57%
+100 bps Ramp	1.75%	6.39%	2.03%	6.94%

ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES				
	Percent Change in NII (FTE)			
	Betas 25% Higher		Betas 25% Lower	
Change in Interest Rates	12 Months	13 to 24 Months	12 Months	13 to 24 Months
+200 bps Ramp	0.43%	5.05%	6.40%	16.98%
+100 bps Ramp	0.40%	3.68%	3.38%	9.65%

© Fifth Third Bancorp | All Rights Reserved
Interest rate risk management
Note: Data as of 9/30/16
1.
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
NII benefits from asset rate reset in a rising rate environment
–
57% of total loans are floating rate (75% of commercial considering impacts of interest rate swaps and 28% of consumer)
–
Investment portfolio duration of 4 years
–
Short-term wholesale funding represents approximately 12% of total wholesale funding, or 2% of total funding
–
Approximately $12B in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta

Fifth Third Bancorp

($ in millions)	C&I 3Q15	4Q15	1Q16	2Q16	3Q16
EOP Balance*	$42,948	$42,131	$43,433	$43,558	$42,727
Avg Loans*	$43,149	$43,154	$43,089	$43,876	$43,116
90+ days delinquent	$3	$7	$3	$2	$7
as % of loans	0.01%	0.02%	0.01%	NM	0.02%
NPAs*	$183	$272	$472	$477	$405
as % of loans	0.43%	0.65%	1.09%	1.10%	0.95%
Net charge-offs	$128	$30	$46	$39	$61
as % of loans	1.17%	0.28%	0.43%	0.36%	0.56%

($ in millions)	Residential mortgage 3Q15	4Q15	1Q16	2Q16	3Q16
EOP Balance*	$13,392	$13,716	$13,895	$14,307	$14,643
Avg Loans*	$13,144	$13,504	$13,788	$14,046	$14,455
90+ days delinquent	$40	$40	$44	$38	$43
as % of loans	0.30%	0.29%	0.32%	0.27%	0.29%
NPAs*	$91	$86	$77	$69	$57
as % of loans	0.68%	0.63%	0.55%	0.48%	0.39%
Net charge-offs	$3	$3	$2	$2	$2
as % of loans	0.10%	0.08%	0.07%	0.06%	0.07%

($ in millions)	Commercial mortgage 3Q15	4Q15	1Q16	2Q16	3Q16
EOP Balance*	$7,061	$6,957	$6,864	$6,875	$6,856
Avg Loans*	$7,023	$7,032	$6,886	$6,831	$6,888
NPAs*	$165	$138	$126	$114	$86
as % of loans	2.34%	1.98%	1.84%	1.66%	1.25%
Net charge-offs	$11	$3	$6	$6	$2
as % of loans	0.66%	0.19%	0.35%	0.38%	0.08%

($ in millions)	Home equity 3Q15	4Q15	1Q16	2Q16	3Q16
EOP Balance*	$8,427	$8,301	$8,112	$7,988	$7,864
90+ days delinquent	-	-	-	-	-
as % of loans	NM	NM	NM	NM	NM
Net charge-offs	$9	$9	$8	$6	$7
as % of loans	0.42%	0.39%	0.36%	0.30%	0.32%

($ in millions)	Commercial construction 3Q15	4Q15	1Q16	2Q16	3Q16
EOP Balance*	$3,101	$3,214	$3,428	$3,706	$3,905
Avg Loans*	$2,965	$3,141	$3,297	$3,551	$3,848
NPAs*	$19	$8	$8	$7	$5
as % of loans	0.61%	0.25%	0.23%	0.19%	0.13%
Net charge-offs	$3	-	-	-	-
as % of loans	0.43%	0.00%	(0.06%)	0.00%	0.00%

($ in millions)	Automobile 3Q15	4Q15	1Q16	2Q16	3Q16
EOP Balance*	$11,826	$11,493	$11,128	$10,671	$10,349
90+ days delinquent	$8	$10	$8	$7	$8
as % of loans	0.07%	0.09%	0.07%	0.07%	0.08%
Net charge-offs	$7	$9	$9	$8	$9
as % of loans	0.23%	0.31%	0.32%	0.26%	0.35%

17 © Fifth Third Bancorp | All Rights Reserved Credit trends Residential Mortgage Commercial & Industrial Home Equity & Automobile Commercial Real Estate * Excludes loans held-for-sale.

FIFTH THIRD BANCORP

	For the Three Months Ended				
	September 2016	June 2016	March 2016	December 2015	September 2015
Net interest income (U.S. GAAP)	907	902	903	899	901
Add: Noninterest income	840	599	637	1,104	713
Less: Noninterest expense	(973)	(983)	(986)	(963)	(943)
Pre-provision net revenue	774	518	554	1,040	671
Net income available to common shareholders (U.S. GAAP)	501	310	312	634	366
Add: Intangible amortization, net of tax	-	-	-	-	-
Tangible net income available to common shareholders	501	310	312	634	366
Tangible net income available to common shareholders (annualized) (a)	1,993	1,247	1,255	2,515	1,452
Average Bancorp shareholders' equity (U.S. GAAP)	16,883	16,584	16,376	15,982	15,815
Less: Average preferred stock	(1,331)	(1,331)	(1,331)	(1,331)	(1,331)
Average goodwill	(2,416)	(2,416)	(2,416)	(2,416)	(2,416)
Average intangible assets and other servicing rights	(10)	(11)	(12)	(13)	(14)
Average tangible common equity (b)	13,126	12,826	12,617	12,222	12,054
Total Bancorp shareholders' equity (U.S. GAAP)	16,776	16,726	16,323	15,839	15,826
Less: Preferred stock	(1,331)	(1,331)	(1,331)	(1,331)	(1,331)
Goodwill	(2,416)	(2,416)	(2,416)	(2,416)	(2,416)
Intangible assets and other servicing rights	(10)	(11)	(12)	(13)	(13)
Tangible common equity, including unrealized gains / losses (c)	13,019	12,968	12,564	12,079	12,066
Less: Accumulated other comprehensive income	(755)	(889)	(684)	(197)	(522)
Tangible common equity, excluding unrealized gains / losses (d)	12,264	12,079	11,880	11,882	11,544
Total assets (U.S. GAAP)	143,279	143,625	142,430	141,048	141,883
Less: Goodwill	(2,416)	(2,416)	(2,416)	(2,416)	(2,416)
Intangible assets and other servicing rights	(10)	(11)	(12)	(13)	(13)
Tangible assets, including unrealized gains / losses (e)	140,853	141,198	140,002	138,619	139,454
Less: Accumulated other comprehensive income / loss, before tax	(1,162)	(1,368)	(1,052)	(303)	(803)
Tangible assets, excluding unrealized gains / losses (f)	139,691	139,830	138,950	138,316	138,651
Common shares outstanding (g)	756	766	770	785	795
Ratios:					
Return on average tangible common equity (a) / (b)	15.2%	9.7%	9.9%	20.6%	12.0%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)	8.78%	8.64%	8.55%	8.59%	8.33%
Tangible common equity (including unrealized gains/losses) (c) / (e)	9.24%	9.18%	8.97%	8.71%	8.65%
Tangible book value per share (c) / (g)	$17.22	$16.93	$16.32	$15.39	$15.18

18 © Fifth Third Bancorp | All Rights Reserved Regulation G Non-GAAP reconciliation See page 33 of the 3Q16 earnings release for a discussion on the use of non-GAAP financial measures.

© Fifth Third Bancorp | All Rights Reserved
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
September
June
March
December
September
2016
2016
2016
2015
2015
Net interest income (U.S. GAAP)
$907
$902
$903
$899
$901
Add: FTE Adjustment
6

6

6

5

5

Net interest income on an FTE basis (a)
$913
$908
$909
$904
$906
Net interest income on an FTE basis (annualized) (b)
$3,632
$3,652
$3,656
$3,587
$3,594
Noninterest income (U.S. GAAP) (c)
$840
$599
$637
$1,104
$713
Gain on sale of Vantiv shares
-

-

-

(331)

-

Gain on Vantiv warrant actions
-

-

-

(89)

-

Vantiv TRA-related transactions
(280)

-

-

(49)

-

Gain from the sale of a non-branch facility
(11)

-

-

-

-

Branch / land impairment charge
28

-

-

-

-

Valuation of 2009 Visa total return swap
12

50

(1)

10

8

Transfer of certain nonconforming investments under Volcker to held-for-sale
9

-

-

-

-

Vantiv warrant valuation
2

(19)

(47)

(21)

(130)

Gain on sale of certain branches
-

(11)

(8)

-

-

Gain on sale of the non-strategic agented bankcard loan portfolio
-

(11)

-

-

-

Securities (gains) / losses
(4)

(6)

(3)

(1)

-

Adjusted noninterest income (d)
$596
$602
$578
$623
$591
MSR valuation adjustments
(9)

6

11

13

8

Adjusted noninterest income, excluding MSR valuation adjustments
$605
$596
$567
$610
$583
Noninterest expense (U.S. GAAP) (e)
$973
$983
$986
$963
$943
Contribution for Fifth Third Foundation
(3)

-

-

(10)

-

Severance expense
(4)

(3)

(15)

(2)

(3)

Retirement eligibility changes
-

(9)

-

-

-

Executive retirements
-

-

-

-

(6)

Adjusted noninterest expense (f)
$966
$971
$971
$951
$934
Average interest-earning assets (g)
126,092

126,847

125,651

125,843

124,431

Average assets (h)
142,726

142,920

141,582

141,973

140,706

Net interest margin (b) / (g)
2.88%
2.88%
2.91%
2.85%
2.89%
Efficiency ratio (e) / [(a) + (c)]
55.5%
65.2%
63.8%
48.0%
58.2%
Adjusted efficiency ratio (f) / [(a) + (d)]
64.0%
64.3%
65.3%
62.2%
62.5%
PPNR (FTE) (a) + (e) - (c)
$780
$524
$560
$1,045
$676
Adjusted PPNR (a) + (d)  - (f)
$543
$539
$516
$576
$563
Net income attributable to Bancorp (U.S. GAAP) (i)
$516
$333
$327
$657
$381
Net income to common shareholders (U.S. GAAP) (j)
$501
$310
$312
$634
$366
Combined pre-tax PPNR adjustments (d) - (c) + (e) - (f)
(237)

15

(44)

(469)

(113)

Less: Impact of assumed 35% rate on adjustments
(83)

5

(15)

(164)

(40)

After-tax impacts of certain items (k)
(154)

10

(29)

(305)

(73)

Core net income available to common shareholders (j) + (k)
$347
$320
$283
$329
$293
Core net income available to common shareholders (annualized) (l)
$1,380
$1,287
$1,138
$1,305
$1,162
Core net income (i) + (k)
$362
$343
$298
$352
$308
Core net income (annualized) (m)
$1,440
$1,380
$1,199
$1,397
$1,222
Average tangible common equity, including unrealized gains & losses, prior 4 quarters (n)
12,750

Core return on average tangible common equity, prior 4 quarters of (j) + (k) / (n)
10.0%
Average Bancorp common shareholders' equity (U.S. GAAP) (o)
15,552

15,253

15,045

14,651

14,484

Core return on assets (annualized) (m) / (h)
1.01%
0.97%
0.85%
0.98%
0.87%
Core return on equity (annualized) (l) / (o)
8.88%
8.44%
7.57%
8.91%
8.03%
For the Three Months Ended
Regulation G non-GAAP reconciliation
See page 33 of the 3Q16 earnings release for a discussion on the use of non-GAAP financial measures.